Exhibit 10.17

OVERTURE MASTER SERVICES TERMS AND CONDITIONS FOR AGENCIES AND RESELLERS

1. INTRODUCTION. Overture Services, Inc. (“Overture”) provides you and your advertising clients access to certain Overture products, services and/or programs (collectively, “Programs” and each, a “Program”) subject to your compliance with these Overture Master Services Terms and Conditions for Agencies and Resellers (the “Master Terms and Conditions”). Please read these Master Terms and Conditions carefully. By enrolling your advertising clients in a Program as Overture advertisers/customers (the “Advertisers”), you agree to be bound and abide by these Master Terms and Conditions, the terms and conditions of such Program (the “Program Terms”), and the terms and conditions of any applicable Insertion Order(s) that you complete or that is completed on your behalf, including, without limitation, any renewal Insertion Orders (each an “Insertion Order”), including, without limitation, all payment terms. The Master Terms and Conditions, the Program Terms, all Insertion Orders and all payment terms collectively constitute the “Agreement”. In the Agreement, the terms “you” and “your” refers to both you the advertising agency, reseller or other entity representing Advertisers (the “Representative”) together with all of your Advertisers. You agree that any of your agents, representatives, employees, or any person or entity acting on your behalf with respect to any Program, shall be bound and abide by the Agreement. You further agree that you are bound by the Agreement whether you are acting on your own behalf or on behalf of a third party, including, without limitation, another advertiser. These Master Terms and Conditions and applicable Program Terms shall apply to all Insertion Orders and/or account(s) between the parties. Regarding each Insertion Order and/or account, the term of the Agreement will commence on the Effective Date set forth in the initial Insertion Order, or these Master Terms and Conditions if there is no Insertion Order, and will continue in effect for the term/until the End Date if specified therein or in any renewal Insertion Orders, unless earlier terminated by either party in accordance with the terms of the Agreement (the “Term”). The Agreement shall only apply to TrafficLeader, and no other division or entity of Marchex, Inc. or any of its subsidiaries.

2. PAYMENT. You agree to pay Overture all charges to your account in accordance with these Master Terms and Conditions, any applicable Insertion Orders, Programs Terms, and/or Payment Plans (defined in Section 3 below) you select (as such Payment Plans may be updated by Overture from time to time), including, without limitation, any applicable taxes, in accordance with the then current billing terms (as may be updated from time to time). Your right to access your account with Overture is subject to any limits established by Overture. Overture in its sole discretion shall determine whether a Representative may be and/or remain an invoice Representative. Except as may be set forth in the Program Terms, any service fees (if applicable) and initial deposit, which will be credited to the Advertiser’s account, are non-refundable. For invoice Representatives, Overture will submit an invoice to you at the e-mail address for Representative designated on the Insertion Order and Representative shall pay such amounts within thirty (30) days from the date of the invoice except as otherwise specified by Overture in such Insertion Order. If you have chosen a Payment Plan providing for a fixed maximum payment per month, you understand and agree that if your charges equal or exceed your monthly maximum payment, then your listings will be removed from the applicable Overture Marketplace Results (defined in the applicable Program Terms) and/or Program for the remainder of that month and you will incur a debit balance for the value of any unpaid charges incurred under your account, including, without limitation, any amounts accrued prior to the time your listings are actually removed. Charges will be posted to your account and must be paid pursuant to the terms of the Payment Plan you select before any of your listings will be made available in the applicable Overture Marketplace, Overture Marketplace Results, and/or Program. Further, you agree that you will be charged all amounts owed under the terms of any Programs in which you enroll. You authorize Overture to charge your credit card, charge card, debit card or financial institution account (hereinafter your “Payment Method”) for all charges to your account. The terms of your payment will be based on your Payment Method and may be determined by agreements between you and the financial institution providing your Payment Method. If Overture does not receive payment from the provider of your Payment Method, you do not make timely payment hereunder, or you exceed your monthly prepayment, you agree to pay all amounts due on your account upon demand, and Overture further reserves the right to either suspend or terminate your account with Overture (which may include a particular Advertiser(s) account(s) or all of Representative’s accounts). Suspension or termination includes, without limitation, deletion of your listings from any or all Overture Marketplace(s) (defined in the applicable Program Terms). You agree to submit any claims or disputes regarding any charge to your account in writing to Overture within sixty (60) days of such charge otherwise such claim or dispute will be waived and such charge will be final and not subject to challenge. If you fail to make payment as set forth herein, you will be responsible for all reasonable expenses (including, without limitation, attorneys’ fees) incurred by Overture in collecting such amounts. All prices are in United States dollars and do not include sales, use, franchise, value-added or import taxes, customs duties or other taxes that may be assessed by any jurisdiction. If withholding taxes or any other similar taxes are imposed by any jurisdiction on the transactions pursuant to the Agreement, you shall pay such taxes and in such amounts as are necessary to ensure that Overture receives the full amount invoiced to you without offset or deduction. You shall promptly furnish to Overture the applicable receipts and/or certificates regarding such remittances as soon as reasonably practicable. Each party is responsible for all costs associated with the setup, maintenance and other performance obligations of such party under the Agreement. You agree to promptly update all information to keep your account and Payment Method current, complete and accurate (such as a change in billing address or e-mail), and to promptly notify Overture if your payment method is canceled, or if you become aware of a potential breach of security, such as the unauthorized disclosure or use of your user name or password. Changes to such information can be made at our DirecTraffic Center® located at https://secure.overture.com/s/dtc/center/. If you fail to provide Overture any of the foregoing information, you agree that Overture may continue charging your account for any use of the Overture Marketplace, Programs, and/or the Overture Web Sites (defined in Section 5 below) unless you have terminated the Agreement or Program Terms.

3. PAYMENT PLANS. (a) From time to time, Overture may offer you the opportunity to enroll in a payment plan (“Payment Plan”) to manage charges to your account. If you enroll in a Payment Plan, you agree to be bound by the terms of that Payment Plan. Non-Stop and Fixed Budget Payment Plans are offered on a periodic basis and are self-renewing unless or until your participation in such Payment Plan is terminated by you or Overture. Under such Payment Plans, if the amount to be charged to your Payment Method varies from the amount that you preauthorized, Overture will provide notice of the amount to be charged and the date of the charge at least 10 days before the scheduled date of the transaction. Your non-termination or continued use of an Overture Marketplace, Programs, and/or the Overture Web Sites reaffirms that Overture is authorized to charge your Payment Method automatically. Overture may submit those charges for payment and you will be responsible for such charges. Overture reserves the right to modify, suspend or terminate any Payment Plan and/or your participation therein at any time. If Overture modifies the terms of a Payment Plan, the modified terms of the Payment Plan will be reflected in an updated version of the Agreement posted on the Overture Marketplace or any one of the Overture Web Sites or by e-mail notification to you. If you do not consent to such modified terms, you may elect to discontinue your enrollment in the Payment Plan at any time by providing written notice to Overture before the effective date of such modified terms. Your continued enrollment constitutes your acceptance of the terms of the Payment Plan as modified. (b) NON-STOP TRAFFIC PAYMENT PLAN: Under the Non-Stop Traffic Payment Plan, you preauthorize Overture to charge periodically your Payment Method on a recurring basis for the amount specified. If you equal or exceed this amount, this Payment Plan ensures uninterrupted service for you by (i) automatically replenishing your account using your Payment Method, (ii) paying for all charges in excess of the amount you have preauthorized, and (iii) applying the remaining balance to future charges. Your Payment Method will be charged for the preauthorized amount whenever your account has fewer than approximately three (3) days worth of funds remaining, as determined by Overture in its sole discretion. The foregoing amount then will be credited to your account and, after any debit balance that you may have incurred for charges not paid is first deducted, the balance will be available to pay for future charges; thus, while the amount charged to your Payment Method will remain the same from month-to-month, the amount actually available in your account to pay for future charges will vary depending upon the charges you have incurred. Overture will send you a notification to the e-mail address associated with your account after each such preauthorized transaction to notify you that your account has been replenished and your Payment Method debited. Such charges will appear on the periodic statement sent to you by the provider of your Payment Method. Unless you discontinue your enrollment in this Payment Plan, you understand that this preauthorization is valid until the termination of the Agreement with Overture or the discontinuation of, or your participation in, this Payment Plan as determined by Overture. For your future reference, you agree to retain, either by printing or otherwise saving, a copy of the Agreement, providing the terms of your preauthorization. (c) FIXED BUDGET PAYMENT PLAN: Under the Fixed Budget Payment Plan, you determine a monthly maximum budget for charges to your account. When you enroll in the Fixed Budget Payment Plan, you preauthorize Overture to charge periodically your Payment Method each month up to the maximum amount that you specify. If you equal or exceed your available balance in any month, you will incur a debit balance; this debit balance will be deducted from the amount next charged to your Payment Method and the remaining balance will be credited to your account to pay for future charges. Overture will send you a notification to the e-mail address associated with your account after each such preauthorized transaction to notify you that your account has been replenished and your Payment Method debited. Such charges will appear on the periodic statement sent to you by the provider of your Payment Method. You understand that your Overture account may be taken offline for the remainder of any month in which your account equals or exceeds your budget amount. Unless you or Overture discontinue your enrollment or participation in this Payment Plan, you understand that this preauthorization is valid until the termination of the Agreement or the

Program Terms with Overture. For your future reference, you agree to retain, either by printing or otherwise saving, a copy of the Agreement, which provides the terms of your preauthorization.

4. PAYMENT LIABILITY. Unless otherwise set forth in the Program Terms and/or an Insertion Order, Representative, together with each of your Advertisers, shall be jointly and severally liable for all obligations, covenants, representations, warranties, indemnities and agreements contained in the Agreement. Overture shall be entitled to proceed directly against Representative or directly against the Advertisers, or may proceed against one or more parties jointly. You hereby waive any law that may require Overture to proceed against one or more of you prior to proceeding against any others who may also be liable. Representative agrees to make every reasonable effort to collect payment from Advertiser on a timely basis. Upon Overture’s request, Representative will confirm whether Advertiser has paid to it in advance funds sufficient to make payments pursuant to the Agreement. Representative’s credit is established on an Advertiser-by-Advertiser basis. Representative has authorized Overture to run credit checks, each with respect to itself and its Advertisers. If Advertiser’s or Representative’s credit is or becomes impaired, Overture may require payment in advance. In the event one or more Representative accounts should become delinquent, Overture may, at its discretion, remove some or all accounts represented by Representative from the applicable Overture Marketplace Results and/or Program until the delinquent balance is cleared.

5. ACCESS. For purposes of the Agreement, all Web pages that are owned, operated or hosted by or on behalf of Overture, including, without limitation, Overture’s branded Web Site at http://www.overture.com, are referred to herein as the “Overture Web Sites.” During the Term, Representative is authorized to access the Overture Web Sites solely to manage your Overture advertising account(s) or as otherwise authorized by Overture in writing. You agree that you will not use the Overture Web Sites or any content therein or data obtained therefrom for any other purpose and that you will not disseminate any of this information. Representative’s right to access its Advertisers’ account with Overture (including, without limitation, any login or other access information) is personal to it, non-transferable and non-assignable, and is subject to any limits established by Overture. You agree that you will not use any automated means, including, without limitation, agents, robots, scripts, or spiders, to access or manage your Advertisers’ account with Overture or to monitor or copy the Overture Web Sites or the content contained therein except those automated means expressly made available by Overture, if any, or authorized in advance and in writing by Overture (for example, Overture-approved third party tools and services). The Overture Web Sites contain robot exclusion headers and you agree that you will not bypass Overture’s robot exclusion headers (including using any device, software or routine to accomplish that goal), or to interfere or attempt to interfere with the proper working of the Overture Web Sites, Program, Overture Marketplace, or Overture system. Without limitation to the foregoing, you further agree that you will not take any action that imposes an unreasonable or disproportionately large load on the Overture Web Sites, any Programs, the Overture Marketplaces or Overture’s infrastructure as determined by Overture.

6. YOUR SITE. You hereby acknowledge that Overture is not responsible for the content or maintenance of your Web site(s), or Web sites owned or operated by any third party (including, without limitation, other advertisers), nor is Overture responsible for order entry, fulfillment, payment processing, shipping, cancellations, returns or customer service concerning orders placed on your Web site(s) or Web sites owned or operated by any third party (including, without limitation, other advertisers). You represent, warrant, and covenant that: (i) all information you provide in connection with the Agreement and on your Web site is, and will be updated to remain, current and accurate; and (ii) the Web site to which any listing links will look the same to all end users regardless of the end users’ location. You agree that your Web site does not contain any Overture-owned or licensed content, including, without limitation, any Overture listings, except pursuant to a separate signed agreement with Overture.

7. SUPPORT. You agree to provide all ongoing and routine updates and maintenance for the Overture services as reasonably requested by Overture. In addition, you agree to provide telephone-based support between the hours of 9:00 am and 5:00 pm (P.S.T.) Monday through Friday.

8. CONFIDENTIALITY. “Confidential Information” means any information disclosed to you by Overture, either directly or indirectly, in writing, orally or by inspection of tangible objects, other than information that you can establish (i) was publicly known and made generally available in the public domain prior to the time of disclosure to you by Overture; (ii) becomes publicly known and made generally available after disclosure to you by Overture other than through your action or inaction; or (iii) is in your possession, without confidentiality restrictions, at the time of disclosure by Overture as shown by your files and records immediately prior to the time of disclosure. You shall not at any time (a) disclose, sell, license, transfer or otherwise make available to any person or entity any Confidential Information (except to your employees and agents who have a legitimate need to know such information and are bound in writing by confidentiality and non-use restrictions not less protective than those contained herein), or (b) use, reproduce or copy any Confidential Information, except as necessary in connection with the purpose for which such Confidential Information is disclosed to you and in accordance with the Agreement. You agree to take all measures to protect the secrecy, and avoid disclosure and unauthorized use of the Confidential Information. You may disclose Confidential Information if required by law or regulation (including, without limitation, federal and state securities laws and regulations), provided that you give Overture prompt written notice prior to such disclosure and you provide assistance in obtaining an order protecting the information from public disclosure, and provided further that any such disclosure is limited to the minimum extent necessary to comply with the legally required disclosure. All Confidential Information shall remain Overture’s personal property and all documents, electronic media and other tangible items containing or relating to any Confidential Information shall be delivered to Overture immediately upon Overture’s request, and also upon termination of the Agreement. You may not issue any press release or other public statement regarding the Agreement, Overture, its parent Yahoo! Inc. and/or Overture’s or Yahoo! Inc.’s affiliated companies, subsidiaries or partners without the prior written consent of an authorized person at Overture.

9. REPRESENTATIONS AND WARRANTIES. You represent, warrant and covenant that you have sufficient authority to enter into the Agreement on your own behalf, and that your use of Overture’s services is solely for lawful commercial and business purposes. In addition, Representative represents, warrants, and covenants that it is the authorized agent of its Advertisers in connection with the Agreement and has the legal authority to enter into the Agreement on behalf of its Advertisers and that such authority includes, without limitation, the right to bind such Advertisers, to manage such Advertisers’ accounts with Overture, and to make all decisions (including, without limitation, bid price, listing terms, monthly spend) and take all actions (including, without limitation, adding and deleting search listings, creating new search listings, editing search listings, changing bid amounts, billing and collection of amounts owed by Advertisers) relating to such accounts and to grant the permissions herein. Upon request by Overture, Representative agrees to immediately deliver to Overture the agreement(s) that designate Representative as the Advertiser’s agent and so authorizes Representative to act on its behalf in connection with the Agreement.

10. INDEMNIFICATION. You hereby agree to indemnify and hold harmless Overture, and its parent and its and their information providers, officers, directors, affiliated companies, licensors, partners, licensees, consultants, contractors, agents, attorneys, employees, third party service providers and third parties authorized by Overture to make your listings, results, and/or Programs available in connection with third party Web sites, applications and/or e-mails, and their respective officers, directors, agents, affiliated companies, and employees (each, an “Overture Entity” and collectively, the “Overture Entities”) from any and all liabilities, costs and expenses, including, without limitation, reasonable attorneys’ fees (collectively, “Claims”), that actually or allegedly result from your use of any Program, Overture Marketplace, Overture system or Overture Web Site, your Web site, or your breach of any terms or representation or warranty contained in the Agreement. You agree to be solely responsible for defending any Claim against or suffered by a third party, Overture and/or any Overture Entity, subject to Overture’s and/or any Overture Entity’s right to participate with counsel of its own choosing, and for payment of damages or losses resulting from the foregoing to a third party, Overture, and/or any Overture Entity, provided that you will not agree to any settlement that imposes any obligation or liability on Overture and/or an Overture Entity without Overture’s prior express written consent. Third party Web sites, applications and/or e-mails are collectively each a “Third Party Product”.

11. WARRANTY DISCLAIMER. YOU EXPRESSLY AGREE THAT YOUR USE OF ANY PROGRAM INCLUDING, WITHOUT LIMITATION, ANY OVERTURE DISTRIBUTION NETWORK(S) (DEFINED IN THE APPLICABLE PROGRAM TERMS), OVERTURE MARKETPLACE, OVERTURE SYSTEM OR OVERTURE WEB SITE IS AT YOUR OWN RISK. THE PROGRAMS, THIRD PARTY PRODUCTS, OVERTURE DISTRIBUTION NETWORK, OVERTURE MARKETPLACES, OVERTURE SYSTEMS, AND OVERTURE WEB SITES ARE AVAILABLE ONLY ON AN “AS IS” BASIS, WITHOUT WARRANTY OF ANY KIND, EXPRESS OR IMPLIED. NEITHER OVERTURE NOR ANY OF THE OVERTURE ENTITIES MAKES ANY WARRANTY OR REPRESENTATION WHATSOEVER REGARDING THE PROGRAMS, THIRD PARTY PRODUCTS, OVERTURE DISTRIBUTION NETWORKS, OVERTURE MARKETPLACES,

OVERTURE SYSTEMS OR OVERTURE WEB SITES, THE SUCCESS OF YOUR USE THEREOF AS MEASURED IN ANY WAY, ANY INFORMATION, SERVICES OR PRODUCTS PROVIDED OR AVAILABLE THROUGH OR IN CONNECTION WITH OVERTURE, THE AGREEMENT OR THE PROGRAMS, THIRD PARTY PRODUCTS, OVERTURE DISTRIBUTION NETWORKS, OVERTURE MARKETPLACES, OVERTURE SYSTEMS OR OVERTURE WEB SITES OR ANY RESULTS OBTAINED THROUGH THE USE THEREOF, ANY INFORMATION, SERVICES OR PRODUCTS PROVIDED OR AVAILABLE THEREFROM, OR WEB SITES LINKED THERETO OR THEREFROM. OVERTURE HEREBY DISCLAIMS ON BEHALF OF ITSELF AND ALL OVERTURE ENTITIES ANY AND ALL WARRANTIES INCLUDING, WITHOUT LIMITATION (1) ANY WARRANTIES AS TO THE AVAILABILITY, ACCURACY OR CONTENT OF THE PROGRAMS, THIRD PARTY PRODUCTS, OVERTURE DISTRIBUTION NETWORKS, OVERTURE MARKETPLACES, OVERTURE SYSTEMS OR OVERTURE WEB SITES OR INFORMATION, PRODUCTS OR SERVICES AVAILABLE THEREFROM AND THROUGH WEB SITES LINKED THERETO OR THEREFROM OR THE SUCCESS OR NUMBER OF ANY CLICKS RESULTING THEREFROM; AND (2) ANY WARRANTIES OF TITLE, MERCHANTABILITY, NONINFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE. SOME STATES DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES, SO THE ABOVE EXCLUSION MAY NOT APPLY TO YOU. THIS LIMITED WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS, AND YOU MAY ALSO HAVE OTHER RIGHTS, WHICH MAY VARY FROM STATE TO STATE.

12. LIMITATION OF LIABILITY. ANY LIABILITY OF OVERTURE AND THE OVERTURE ENTITIES INCLUDING, WITHOUT LIMITATION, ANY LIABILITY FOR DAMAGES CAUSED OR ALLEGEDLY CAUSED BY ANY FAILURE OF PERFORMANCE, ERROR, OMISSION, INTERRUPTION, DELETION, DEFECT, FAILURE OF DELIVERY OF MERCHANDISE, DELAY IN OPERATION OR TRANSMISSION, COMPUTER VIRUS, COMMUNICATIONS LINE FAILURE, THEFT OR DESTRUCTION OR UNAUTHORIZED ACCESS TO, ALTERATION OF, OR UNLAWFUL USE OF RECORDS, WHETHER FOR BREACH OF CONTRACT, TORTUOUS BEHAVIOR, NEGLIGENCE, OR UNDER ANY OTHER CAUSE OF ACTION, SHALL BE STRICTLY LIMITED TO THE AMOUNT ALREADY PAID TO OVERTURE ON BEHALF OF THE PARTICULAR ADVERTISER PURSUANT TO THE AGREEMENT IN THE PRIOR SIX MONTH PERIOD. IN NO EVENT SHALL OVERTURE OR ANY OVERTURE ENTITY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, OR EXEMPLARY DAMAGES, ARISING OUT OF THE AGREEMENT, THE USE OR INABILITY TO USE ANY PROGRAM, THIRD PARTY PRODUCT, OVERTURE DISTRIBUTION NETWORK, OVERTURE MARKETPLACE, OVERTURE SYSTEM OR OVERTURE WEB SITE OR WEB SITES LINKED TO THEREFROM, OR FOR ANY BREACH OF WARRANTY. SOME STATES DO NOT ALLOW THE LIMITATION OR EXCLUSION OF LIABILITY FOR CERTAIN DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO YOU. YOU AGREE THAT YOU WILL NOT HOLD OVERTURE RESPONSIBLE FOR THE SELECTION OR RETENTION OF, OR ANY ACTS, ERRORS, OR OMISSIONS BY, ANY THIRD PARTY IN CONNECTION WITH THE PROGRAMS, THIRD PARTY PRODUCTS, OVERTURE DISTRIBUTION NETWORKS, OVERTURE MARKETPLACES, OVERTURE SYSTEMS OR OVERTURE WEB SITES OR WEB SITES LINKED TO THEREFROM, INCLUDING, WITHOUT LIMITATION, THIRD PARTY SERVICE PROVIDERS, THOSE WITH WHOM OVERTURE CONTRACTS TO OPERATE VARIOUS PORTIONS OF THE PROGRAMS, OVERTURE MARKETPLACES, OVERTURE SYSTEMS, AND/OR OVERTURE WEB SITES AND THOSE TO WHOM OVERTURE PROVIDES LINKS FOR CONTENT, ADVERTISING AND/OR ANY OTHER TYPE OF DATA OR INFORMATION.

13. TERMINATION. If you are dissatisfied with any aspect of a Program(s), your sole and exclusive remedy is to terminate the Agreement and/or the Program(s) Terms in writing. Representative and/or Overture may terminate the Agreement, any Program Terms, and/or your participation in any Program (which includes a particular Advertiser account(s) or all of Representative’s accounts), at any time, for any reason or for no reason, unless otherwise set forth in any of the Program Terms. Notwithstanding anything contained in the Agreement to the contrary, Overture may, in its sole discretion, terminate or suspend your account (which includes a particular Advertiser(s) account(s) or all of Representative’s accounts), and/or discontinue or suspend your participation in all or part of any Program or on any Web site or Third Party Product that is part of an Overture Distribution Network. Termination, suspension or discontinuation includes, without limitation, removal of your listings from any or all of the Overture Marketplaces and Overture Distribution Networks. Reasons for Overture’s determination to so terminate, suspend or discontinue your account or participation may include, without limitation, if Overture believes that you violated the Agreement or other policies or guidelines of Overture, a Third Party Product or a member of an Overture Distribution Network, or if Overture believes your conduct may be harmful to other consumers, advertisers or licensees who participate in (or offer to its users) an Overture Marketplace (and/or any part thereof). All decisions made by Overture in this matter will be final and neither Overture nor any of the Overture Entities shall have any liability regarding such decisions. Upon termination, suspension or discontinuation of any Program or your participation therein, all outstanding payment obligations incurred under Program will become immediately due and payable. These Master Terms and Conditions shall terminate automatically if you have terminated all Program Terms and Insertion Orders. Sections 2, 3, 4, 5 (last two sentences only), 6 (last sentence only), 8 through 15, and 17 through 18 and any applicable provisions specified in the Program Terms shall survive any termination of the Agreement.

14. NOTICES. Overture may give general notices to you by posting on any Overture Marketplace or any one of Overture’s Web Sites or by electronic mail to the e-mail address provided by you to Overture. Legal notices (such as notices of default, breach, etc.) to Representative specific to the Agreement will be delivered in person, or sent by certified mail, return receipt requested, overnight courier service, or by facsimile to the following address or facsimile number: General Counsel, c/o Marchex, Inc., 413 Pine Street, Suite 500, Seattle, WA 98101, fax no. (206) 331-3695 It is your responsibility to ensure that your e-mail address and any other contact information you provide to Overture is updated and correct. All notices to Overture shall be sent via recognized overnight courier or certified mail, return receipt requested to: Chief Legal Officer, Overture Services, Inc., 74 N. Pasadena Ave., 3rd Floor, Pasadena, CA 91103.

15. CHOICE OF LAW. Any dispute referring or relating to the Agreement or between the parties shall be governed by the laws of the State of California, without regard to its conflict of laws principles. You agree to submit to the exclusive jurisdiction of the state and federal courts located in Los Angeles, California or another location designated by Overture. Any claim against Overture arising from the Agreement shall be adjudicated on an individual basis, and shall not be consolidated in any proceeding with any claim or controversy of any other party.

16. RELATIONSHIP BETWEEN OVERTURE AND REPRESENTATIVE. As between Overture and Representative, (a) Representative shall solicit entities to become Overture advertisers and is solely responsible for billing and collection from Advertisers and managing Advertisers’ Overture accounts for the Programs in which Advertiser has enrolled through Representative, and (b) Overture is solely responsible for providing the applicable Overture services and any service disputes arising from Advertisers and Overture shall have full control over how it deals with its advertisers (including, without limitation, Advertisers). Representative shall not make any representation, guarantee or warranty concerning Overture or any Overture services or Programs or make any commitments to advertisers or potential Advertisers on Overture’s behalf except as expressly authorized by Overture in writing. All proposed Advertisers referred by Representative are subject to prior acceptance by Overture in its sole discretion. Representative shall perform all of its obligations in a high-quality, diligent, professional manner consistent with the requirements established by Overture from time to time and shall not engage in any action that, in Overture’s sole discretion, reflects poorly on Overture or Overture’s products or services, an Overture Marketplace, content, licensees, Representatives, or its affiliates or otherwise disparages, devalues, tarnishes, blurs or dilutes, without limitation, an Overture Marketplace, services, content, name, trademarks, logos, service marks, trade name, reputation or goodwill.

17. ELECTRONIC SIGNATURES EFFECTIVE: Intentionally omitted.

18. OTHER. You understand that Overture is a subsidiary of Yahoo! Inc., and that Yahoo and Overture use Overture’s services to advertise certain of their respective products and services. The Agreement constitutes the entire agreement between the parties regarding the subject matter contained herein and supersedes all previous and contemporaneous agreements, proposals and communications, written or oral, between you and Overture regarding the subject matter contained herein. Only a written instrument executed by the party waiving compliance may waive the terms or covenants of the Agreement. No waiver by either party of a breach of any provision hereof shall be taken or held to be a waiver of any succeeding breach of such provision or as a waiver of the provision itself. If any provision of the Agreement is held or made invalid or unenforceable for any reason, such invalidity shall not affect the remainder of the Agreement, and the invalid or unenforceable provisions shall be replaced by a mutually acceptable provision, which being valid, legal and enforceable comes closest to the original intentions of the parties to the Agreement and has like economic effect. Overture shall have no liability hereunder by reason of any failure or delay in the performance of its obligations on account of strikes, shortages, riots, acts of terrorism, insurrection, fires, flood, storm, explosions, earthquakes, internet outages, computer virus, Acts of God, war, governmental action, or any other cause that is beyond its reasonable control. The parties are independent contractors and nothing in the Agreement shall be construed to create, evidence, or imply any agency, employment, partnership, or joint venture between the parties. Neither party shall have any right, power, or authority to create any obligation or responsibility on behalf of the other. The Agreement is not intended to benefit, nor shall it be deemed to give rise to any rights in, any third party. Neither Representative nor any individual whose compensation for services is paid for by Representative is in any way employed by Overture nor shall any of them be deemed to be employed by Overture for any purpose. Representative accepts exclusive liability for any payroll taxes or contributions according to Federal, state or local tax laws with respect to sales agents and/or other individuals whose compensation is paid by Representative. You may not assign or transfer the Agreement, or sublicense, assign or delegate any right or duty under the Agreement, without Overture’s prior written consent. Any assignment, transfer or attempted assignment or transfer in violation of this Section 18 shall be void and of no force and effect. Overture and any of its subsequent assignees may assign the Agreement, in whole or in part, or any of its rights or delegate any of its duties, under the Agreement to any party. Any rights not expressly granted in the Agreement are reserved by Overture, and all implied licenses are disclaimed. Headings used in the Agreement are for reference purposes only and in no way define, limit, construe or describe the scope or extent of such section or in any way affect the Agreement. Overture may change the Agreement and/or Overture’s Privacy Policy (as posted on or linked from an Overture Web Site) at any time upon notice published on any of the Overture Marketplaces or any one of the Overture Web Sites or by e-mail notification to you. Any use by you, your agents, representatives, employees, or any person or entity acting on your behalf, of any Program, Overture Marketplace, Overture system or Overture Web Site after such notice shall be deemed to be continued acceptance by you of the Agreement and Overture’s Privacy Policy, including without limitation any amendments and modifications thereto. Overture reserves the right to modify or discontinue offering any of the Programs, Overture Marketplaces, Overture systems, and/or Overture Web Sites at any time. Representative agrees that the Advertiser will own the keywords, titles and description of Advertiser’s listings. Except as otherwise specified by Overture, you agree that you will direct all communications relating to any Program, Overture Marketplace, Overture Distribution Network or Overture Web Site or your participation therein directly to Overture and not to any other entity. Notwithstanding anything to the contrary in Overture’s Privacy Policy, Overture may share information described in its Privacy Policy with Overture’s parent Yahoo! Inc. and/or its affiliated companies, and nothing contained in the Agreement will prevent Overture from complying with privacy laws and regulations. During the term of the Agreement and for twelve (12) months after termination thereof, you shall not directly or indirectly contact, refer or solicit Overture’s employees, consultants, or agents, or cause others to do so. Terms used but not defined herein shall have the meanings given to such terms in the Insertion Order or applicable Program Terms. The Agreement shall not be effective until the Master Terms and Conditions and at least one (1) set of Programs Terms are fully executed by all parties. The Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed an original, and all of which shall constitute one and the same Agreement. If there is any conflict between the Master Terms and Conditions and Program Terms, the Program Terms shall control.

These Master Terms and Conditions are effective as of September 14, 2004.

AGREED TO AND ACCEPTED:

Overture: OVERTURE SERVICES, INC.		Representative: MARCHEX.INC.d.b.a. TRAFFICLEADER

By:	/s/ John Galathea	By:	/s/ John Keister

Name:	John Galathea	Name:	John Keister

Title:	Director of Sales	Title:	President & COO

Address:	413 Pine St, Ste 500

City/State/Zip:	Seattle, WA 98101

Website Address:	www.marchex.com

Contact Person:	Scott Greenberg

Title:	Director of Business Development

Telephone:	(206) 331-3372

Fax:	(206) 331-3695

E-mail:	sgreenberg@trafficleader.com

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